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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): May 26, 2006



                               KNIGHT-RIDDER, INC.
             (Exact name of registrant as specified in its charter)

     Florida                    1-7553                         38-0723657
 (State or other        (Commission File Number)           (I.R.S. Employer
 jurisdiction of                                          Identification Number)
 incorporation)


       50 W. San Fernando Street, Suite 1500,
                San Jose, California                                95816
      (Address of principal executive offices)                    (Zip Code)


       Registrant's telephone number, including area code: (408) 938-7700

          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[  ] Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)


[X] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)


[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM 5.04         TEMPORARY SUSPENSION OF TRADING UNDER REGISTRANT'S EMPLOYEE
                  BENEFIT PLANS.

     On May 26, 2006, Knight-Ridder, Inc. (the "Company") sent a notice to its directors and executive officers informing them of a temporary suspension of transactions by directors and executive officers involving Company equity securities as well as a blackout period that will be imposed on all transactions involving the Company common stock fund under the Company's 401(k) plans (the "401(k) Plan"). The notice stated that the blackout period for the 401(k) Plan is expected to begin at 4 p.m. EST on June 22, 2006 and end on the date of the closing of the merger of the Company with and into The McClatchy Company. A copy of the notice dated May 26, 2006, which was provided to the Company's directors and executive officers in accordance with Section 306(a) of the Sarbanes-Oxley Act of 2002 and Rule 104 of Regulation BTR, is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this
Item 5.04.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS.


EXHIBIT NO.       DESCRIPTION
-----------       -----------

      99.1 Notice of Blackout Period to Directors and Executive Officers of Knight-Ridder, Inc., dated May 26, 2006






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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            KNIGHT-RIDDER, INC.

   Date: May 26, 2006                       By:  /s/  Gordon Yamate
                                               ---------------------------------
                                               Name:    Gordon Yamate
                                               Title:   Vice President and
                                                        General Counsel


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                                  EXHIBIT INDEX

EXHIBIT NO.       DESCRIPTION
-----------       -----------
      99.1        Notice of Blackout Period to Directors and Executive Officers
                  of Knight-Ridder, Inc., dated May 26, 2006